FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	2	1,027,989.59	0.88	5.326	668	87.49
5.501 - 6.000	11	6,147,555.65	5.26	5.958	666	87.62
6.001 - 6.500	22	10,533,083.20	9.02	6.392	634	87.60
6.501 - 7.000	61	26,309,535.15	22.53	6.861	635	89.50
7.001 - 7.500	60	22,016,950.81	18.85	7.269	621	90.03
7.501 - 8.000	93	27,028,972.89	23.15	7.818	608	90.67
8.001 - 8.500	68	14,645,663.73	12.54	8.271	623	91.15
8.501 - 9.000	47	7,733,358.60	6.62	8.772	609	91.36
9.001 - 9.500	9	762,420.48	0.65	9.213	597	91.48
9.501 - 10.000	7	504,762.27	0.43	9.690	590	90.71
10.001 - 10.500	1	64,919.25	0.06	10.350	708	100.00

Total:	381	116,775,211.62	100.00	7.389	624	89.94

Min: 5.150
Max: 10.350
Weighted Average: 7.389

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	1	49,977.04	0.04	8.700	539	85.00
50,000.01 - 100,000.00	81	6,175,227.31	5.29	8.405	602	89.84
100,000.01 - 150,000.00	48	5,886,548.98	5.04	7.945	603	89.05
150,000.01 - 200,000.00	36	6,196,043.67	5.31	7.817	595	89.83
200,000.01 - 250,000.00	25	5,489,472.41	4.70	7.775	618	90.54
250,000.01 - 300,000.00	17	4,728,302.17	4.05	8.063	622	91.54
300,000.01 - 350,000.00	13	4,177,959.29	3.58	7.555	658	92.36
350,000.01 - 400,000.00	24	8,975,890.44	7.69	7.411	662	93.50
400,000.01 - 450,000.00	25	10,689,818.33	9.15	7.373	637	91.35
450,000.01 - 500,000.00	26	12,558,677.77	10.75	7.250	643	89.92
500,000.01 - 550,000.00	26	13,680,728.73	11.72	6.976	631	88.81
550,000.01 - 600,000.00	21	12,072,013.96	10.34	7.115	612	88.65
600,000.01 - 650,000.00	11	6,880,241.61	5.89	6.722	622	88.45
650,000.01 - 700,000.00	9	6,026,298.27	5.16	7.440	620	89.32
700,000.01 - 750,000.00	18	13,188,011.64	11.29	7.139	604	88.69

Total:	381	116,775,211.62	100.00	7.389	624	89.94

Min: $49,977.04
Max: $749,030.38
Average: $306,496.62

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	329	95,245,965.64	81.56	7.470	622	89.79
ARM 2/28 - IO	33	14,941,118.00	12.79	7.030	621	90.67
Fixed 30 yr	13	4,833,654.27	4.14	6.941	665	90.02
ARM 3/27	4	882,473.71	0.76	8.194	602	90.91
ARM 3/27 - IO	2	872,000.00	0.75	6.351	751	92.34

Total:	381	116,775,211.62	100.00	7.389	624	89.94

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	368	111,941,557.35	95.86	7.408	623	89.93
Fixed	13	4,833,654.27	4.14	6.941	665	90.02

Total:	381	116,775,211.62	100.00	7.389	624	89.94

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	381	116,775,211.62	100.00	7.389	624	89.94

Total:	381	116,775,211.62	100.00	7.389	624	89.94

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	147	46,862,899.67	40.13	7.568	623	90.30
2	205	58,628,825.84	50.21	7.306	626	89.61
3	27	10,278,410.52	8.80	7.049	617	90.15
5	2	1,005,075.59	0.86	7.373	629	89.47

Total:	381	116,775,211.62	100.00	7.389	624	89.94

Min: 1
Max: 5
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	381	116,775,211.62	100.00	7.389	624	89.94

Total:	381	116,775,211.62	100.00	7.389	624	89.94

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

80.01 - 85.00	92	26,798,948.89	22.95	7.258	597	84.60
85.01 - 90.00	226	71,470,006.10	61.20	7.327	627	89.90
90.01 - 95.00	24	7,769,301.00	6.65	7.392	639	94.79
95.01 - 100.00	39	10,736,955.63	9.19	8.129	665	100.00

Total:	381	116,775,211.62	100.00	7.389	624	89.94

Min: 80.23
Max: 100.00
Weighted Average: 89.94

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	2	839,959.81	0.72	8.085	508	87.65
520 - 539	15	3,619,426.56	3.10	7.914	531	84.57
540 - 559	39	9,218,845.98	7.89	7.624	551	89.04
560 - 579	46	12,580,763.77	10.77	7.713	570	88.60
580 - 599	64	16,989,816.23	14.55	7.378	589	88.69
600 - 619	55	17,371,854.03	14.88	7.413	609	89.87
620 - 639	44	15,000,290.05	12.85	7.273	629	89.92
640 - 659	32	10,018,013.50	8.58	7.572	649	91.50
660 - 679	28	10,703,209.13	9.17	7.031	669	91.24
680 - 699	16	5,928,888.03	5.08	7.080	687	91.92
700 - 719	17	7,257,162.93	6.21	7.227	710	92.72
720 - 739	13	3,781,113.45	3.24	6.920	731	91.12
740 - 759	5	1,595,080.59	1.37	8.016	747	93.51
760 - 779	4	1,734,187.23	1.49	6.547	767	88.36
780 - 799	1	136,600.33	0.12	7.600	780	90.00

Total:	381	116,775,211.62	100.00	7.389	624	89.94

Min: 508
Max: 780
NZ Weighted Average: 624

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refi	166	62,428,058.92	53.46	7.258	615	89.12
Purchase	211	53,058,003.13	45.44	7.534	637	90.94
Rate/Term Refi	4	1,289,149.57	1.10	7.769	549	88.22

Total:	381	116,775,211.62	100.00	7.389	624	89.94

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	316	92,585,150.39	79.28	7.435	618	89.76
Duplex	48	16,681,388.74	14.29	7.224	649	90.79
Condo	12	4,829,795.09	4.14	7.529	621	90.38
3-4 Family	5	2,678,877.40	2.29	6.572	687	90.00

Total:	381	116,775,211.62	100.00	7.389	624	89.94

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	277	76,509,878.72	65.52	7.299	613	89.55
Stated	84	34,313,963.19	29.38	7.545	652	90.64
Limited	20	5,951,369.71	5.10	7.649	604	90.86

Total:	381	116,775,211.62	100.00	7.389	624	89.94

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	301	99,843,193.59	85.50	7.371	619	90.09
Non-Owner Occupied	77	15,693,040.56	13.44	7.519	660	89.04
Second Home	3	1,238,977.47	1.06	7.230	616	88.81

Total:	381	116,775,211.62	100.00	7.389	624	89.94

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	4	1,035,270.40	0.89	7.838	598	88.89
California	69	37,146,601.19	31.81	6.959	621	88.90
Colorado	8	1,261,128.48	1.08	7.487	598	91.58
Connecticut	7	1,756,020.36	1.50	8.204	684	93.07
District of Columbia	1	485,216.53	0.42	7.100	701	90.00
Florida	17	7,085,236.58	6.07	7.643	615	90.86
Georgia	42	6,921,678.23	5.93	7.726	602	89.49
Hawaii	1	493,976.47	0.42	7.900	665	90.00
Illinois	12	3,629,933.14	3.11	7.945	650	89.26
Indiana	10	835,764.51	0.72	8.369	609	90.31
Kansas	1	79,575.06	0.07	9.250	527	83.89
Kentucky	2	785,590.38	0.67	7.117	580	90.00
Maryland	10	3,797,359.79	3.25	7.369	638	89.07
Massachusetts	9	3,192,980.08	2.73	7.316	640	94.02
Michigan	28	2,695,908.09	2.31	8.433	601	90.15
Minnesota	2	635,971.95	0.54	7.678	650	89.06
Missouri	11	1,477,843.46	1.27	8.281	617	92.50
Nebraska	1	161,779.65	0.14	7.950	565	90.00
Nevada	3	797,878.21	0.68	8.292	571	90.04
New Hampshire	1	357,228.04	0.31	8.100	715	100.00
New Jersey	24	9,761,160.96	8.36	7.435	648	92.20
New Mexico	2	757,729.02	0.65	8.252	638	90.00
New York	37	15,635,846.64	13.39	7.089	656	90.82
North Carolina	8	1,043,890.15	0.89	7.910	576	88.88
Ohio	16	2,010,404.70	1.72	7.962	582	89.39
Oklahoma	1	109,028.16	0.09	7.990	584	95.00
Pennsylvania	6	877,606.57	0.75	8.108	569	88.15
Rhode Island	2	487,493.27	0.42	7.054	643	90.00
South Carolina	6	603,753.65	0.52	7.937	597	88.35
Tennessee	9	1,547,754.14	1.33	7.325	582	86.22
Texas	6	1,145,379.84	0.98	8.159	566	89.57
Utah	2	255,918.99	0.22	7.632	558	90.00
Virginia	13	5,423,339.22	4.64	7.574	596	87.87
Washington	7	2,202,864.98	1.89	7.651	595	89.59
Wisconsin	3	280,100.73	0.24	9.163	639	91.19

Total:	381	116,775,211.62	100.00	7.389	624	89.94

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	85	26,939,620.35	23.07	7.583	629	90.89
12	52	21,568,417.31	18.47	7.262	642	89.48
24	223	63,693,415.69	54.54	7.357	616	89.75
36	21	4,573,758.27	3.92	7.289	630	89.14

Total:	381	116,775,211.62	100.00	7.389	624	89.94

Loans with Penalty: 76.93

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.501 - 3.000	1	529,683.99	0.47	6.990	613	90.00
4.001 - 4.500	1	511,200.00	0.46	5.150	667	90.00
4.501 - 5.000	3	1,900,073.39	1.70	5.764	621	86.71
5.001 - 5.500	13	6,257,542.66	5.59	6.125	687	87.30
5.501 - 6.000	41	19,156,004.03	17.11	6.644	627	88.35
6.001 - 6.500	73	28,183,171.37	25.18	7.101	626	89.90
6.501 - 7.000	236	55,403,881.91	49.49	8.055	611	90.90

Total:	368	111,941,557.35	100.00	7.408	623	89.93

Min: 3.000
Max: 6.990
Weighted Average (>0): 6.367

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	2	1,027,989.59	0.92	5.326	668	87.49
11.501 - 12.000	9	4,859,381.86	4.34	5.949	666	86.99
12.001 - 12.500	20	9,685,462.08	8.65	6.394	630	87.66
12.501 - 13.000	59	25,419,236.41	22.71	6.864	632	89.27
13.001 - 13.500	56	20,658,867.55	18.46	7.271	620	89.95
13.501 - 14.000	91	26,040,305.99	23.26	7.825	607	90.85
14.001 - 14.500	69	15,035,483.07	13.43	8.236	623	91.39
14.501 - 15.000	46	8,035,724.41	7.18	8.666	610	90.98
15.001 - 15.500	9	714,481.64	0.64	9.156	598	90.03
15.501 - 16.000	6	399,705.50	0.36	9.714	597	90.90
16.001 - 16.500	1	64,919.25	0.06	10.350	708	100.00

Total:	368	111,941,557.35	100.00	7.408	623	89.93

Min: 11.150
Max: 16.350
Weighted Average (>0): 13.419

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	2	1,027,989.59	0.92	5.326	668	87.49
5.501 - 6.000	9	4,859,381.86	4.34	5.949	666	86.99
6.001 - 6.500	20	9,685,462.08	8.65	6.394	630	87.66
6.501 - 7.000	59	25,419,236.41	22.71	6.864	632	89.27
7.001 - 7.500	58	21,111,570.41	18.86	7.268	621	90.15
7.501 - 8.000	92	26,690,381.58	23.84	7.818	607	90.68
8.001 - 8.500	68	14,645,663.73	13.08	8.271	623	91.15
8.501 - 9.000	45	7,385,648.82	6.60	8.764	610	91.61
9.001 - 9.500	8	651,598.12	0.58	9.224	588	90.03
9.501 - 10.000	6	399,705.50	0.36	9.714	597	90.90
10.001 - 10.500	1	64,919.25	0.06	10.350	708	100.00

Total:	368	111,941,557.35	100.00	7.408	623	89.93

Min: 5.150
Max: 10.350
Weighted Average (>0): 7.408

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	364	110,775,895.38	98.96	7.408	622	89.93
3.000	4	1,165,661.97	1.04	7.438	631	89.96

Total:	368	111,941,557.35	100.00	7.408	623	89.93

Min: 2.000
Max: 3.000
Weighted Average (>0): 2.010

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	368	111,941,557.35	100.00	7.408	623	89.93

Total:	368	111,941,557.35	100.00	7.408	623	89.93

Min: 1.500
Max: 1.500
Weighted Average (>0): 1.500

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

19	2	1,005,075.59	0.90	7.373	629	89.47
21	27	10,278,410.52	9.18	7.049	617	90.15
22	191	53,417,225.31	47.72	7.340	621	89.53
23	142	45,486,372.22	40.63	7.575	623	90.30
34	3	1,002,256.20	0.90	6.618	734	92.04
35	3	752,217.51	0.67	8.158	599	91.06

Total:	368	111,941,557.35	100.00	7.408	623	89.93

Min: 19
Max: 35
Weighted Average: 22

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.